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                                                                    EXHIBIT 10.7


                       PREFERRED STOCK PURCHASE AGREEMENT

        This PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 10, 1997 by and among InterVU Inc., a Delaware corporation (the "Company"), National Broadcasting Company, Inc., a Delaware corporation (the "Investor") and NBC Multimedia, Inc., a Delaware corporation and wholly owned subsidiary of the Investor ("Multimedia").

                                     W I T N E S S E T H:

        WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's Series G Convertible Preferred Stock, par value $.001 per share ("Series G Preferred"), on the terms and conditions set forth in this Agreement:

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. AGREEMENT TO PURCHASE AND SELL STOCK. The Company agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Company at the Closing, 1,280,000 shares of Series G Preferred (the "Purchased Shares") for consideration consisting of the Investor's wholly owned subsidiary, Multimedia, granting the Company the exclusive rights to download, distribute or transmit Investor's entertainment audio/video content by means of the Internet pursuant to the Strategic Alliance Agreement of even date herewith between the Company and Multimedia (the "Strategic Alliance Agreement"). The shares of common stock of the Company, par value $.001 per share ("Common Stock"), issuable upon the conversion of the Purchased Shares are referred to herein as the "Conversion Shares."

        2. DIRECTED OFFERING OF COMMON STOCK. Multimedia has received and reviewed a copy of the Registration Statement on Form S-1 (the "Registration Statement") filed by the Company on August 13, 1997 relating to the Company's initial public offering (the "IPO") and hereby indicates to the Company that it has an interest in purchasing in a directed offering to close concurrently with the IPO (the "Directed Offering") that number of shares of the Company's Common Stock which equals $2,000,000 divided by the actual price per share of the Common Stock as sold to the public in the IPO. Upon the Registration Statement being declared effective by the SEC, the Company will furnish Multimedia with a definitive prospectus. Multimedia shall promptly notify the Company of its election to proceed with the purchase of such Common Stock, subject to customary representations, warranties, covenants and indemnification arrangements to be contained in a Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") that would be executed by the Company and Multimedia concurrently with the execution and delivery by the Company of an underwriting agreement which provides for the issue and sale by the Company to the underwriters named therein of shares of Common Stock and aggregate proceeds to the Company of at least $10.0 million (before deduction of underwriting discounts and commissions). The purchase and sale of the Common Stock in the Directed Offering shall take place at the same time and place as the closing of the IPO, subject to the closing of the IPO occuring prior to the date that is 24 months after the date hereof and to the prior or concurrent fulfillment of all of the closing conditions set forth in the Common Stock Purchase Agreement.

        3.     INVESTOR'S PUT RIGHT.

  The Investor shall have the right, (A) after the first anniversary of the date hereof, to require the Company to repurchase 250,000 shares in the aggregate of Purchased Shares and Conversion Shares held by the Investor at a price per share of $8.00 and (B) after the second anniversary of the date hereof, to require the



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Company to repurchase an additional 250,000 shares, in the aggregate, of
Purchased Shares and Conversion Shares held by the Investor at a price per share of $8.00 (in addition to the Investor's right pursuant to clause (A) hereof) if all of the following conditions are met: (i) the Company's Common Stock is not registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), on or prior to the first anniversary of the date of this Agreement (with respect to the exercise by the Investor of its right under clause (A) of this sentence) or on or prior to the second anniversary of the date of this Agreement (with respect to the exercise by the Investor of its right under clause (B) of this sentence), (ii) the Investor has not terminated the Strategic Alliance Agreement in accordance with Section 2.8 thereof and
(iii) the Company shall not be legally prohibited from repurchasing such shares. To exercise the put right described in this Section 3, the Investor shall give the Company at least thirty (30) days written notice of its intent to exercise such put right and the date on which it intends to exercise such right (each, an "Exercise Date"). The Investor must exercise its put right, if at all, with respect to blocks of at least 250,000 shares of Series G Preferred Stock or Common Stock, as the case may be, which number shall be subject to adjustments for any stock splits, stock dividends or other adjustments to the Series G Preferred or Common Stock, as the case may be, after the date hereof. On the Exercise Date, the Company shall deliver to the Investor a check payable to the Investor in an amount equal to $8.00 multiplied by the number of shares of Series G Preferred or Common Stock, as the case may be, to be repurchased by the Company, against receipt of one or more certificates, properly endorsed, evidencing the shares of Series G Preferred Stock or Common Stock, as the case may be, to be repurchased by the Company.

        4. CLOSING. The purchase and sale of the Purchased Shares will take place at the offices of the Investor, 30 Rockefeller Center, New York, New York at 10:00 a.m. Eastern Time, on October 10, 1997, or at such other time and place on which the Company and the Investor mutually agree (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to the Investor a certificate representing the Purchased Shares against delivery to the Company by the Investor of executed counterparts of this Agreement and the Strategic Alliance Agreement.

        5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that the statements in the following paragraphs of this Section 5 are true and correct:

               5.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement and the Strategic Alliance Agreement and to carry out the transactions contemplated hereby and thereby. The Company has furnished to counsel to the Investor true and complete copies of its Restated Certificate of Incorporation, as amended (the "Restated Certificate"), and Bylaws, as amended, each as amended to date and presently in effect.

               5.2. Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

               5.3. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders, necessary for the authorization, execution and delivery of this Agreement and the Strategic Alliance Agreement, the performance of all obligations of



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the Company hereunder and thereunder, and the issuance and delivery of the
Purchased Shares and the Conversion Shares has been taken or will be taken prior to the Closing, and this Agreement and the Strategic Alliance Agreement have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

               5.4.   Valid Issuance of Stock.

                      (a) The Purchased Shares have been reserved for issuance and, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein will be duly and validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the certificate of designation with respect to the Series G Preferred (the "Series G Certificate of Designation"), will be duly and validly issued, fully paid and nonassessable.

                      (b) Based in part on the representations made by the Investor in Section 6 hereof, the Purchased Shares and (assuming no change in applicable law and no unlawful distribution of Purchased Shares by the Investor or other parties) the Conversion Shares, when issued in accordance with the Series G Certificate of Designation, will be issued in full compliance with the registration and prospectus delivery requirements of the 1933 Act and the registration and qualification requirements of the securities laws of the State of California.

               5.5. Capitalization. Immediately prior to the Closing the capitalization of the Company will consist of the following:

                      (a) Preferred Stock. A total of 4,650,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), consisting of 250,000 shares designated as Series A Convertible Preferred Stock, of which 172,500 shares are issued and outstanding; 400,000 shares designated as Series B Preferred Stock, of which 339,562 shares are issued and outstanding; 400,000 shares designated as Series C Convertible Preferred Stock, of which 296,147 shares are issued and outstanding; 200,000 shares designated as Series D Convertible Preferred Stock, of which 96,429 shares are issued and outstanding; 400,000 shares designated as Series E Convertible Preferred Stock, of which 400,000 shares are issued and outstanding; 1,200,000 shares designated as Series F Convertible Preferred Stock, of which 721,664 shares are issued and outstanding; and 1,200,000 shares designated as Series G Preferred, of which no shares are issued and outstanding. The rights, preferences and privileges (including conversion rights) of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are as stated in the Restated Certificate. The rights, preferences and privileges (including conversion rights) of the Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock are as stated in the respective certificates of designation of such series. The rights, preferences and privileges of the Series G Preferred are as stated in the Series G Certificate of Designation and as provided by law. All of the outstanding shares of Preferred Stock and the Purchased Shares will convert automatically into shares of Common Stock (in accordance with the conversion provisions contained in the Restated Certificate and the certificates of designation) upon the consummation of the Company's sale of Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the 1933 Act, which results in gross proceeds to the Company of at least $7,500,000. The issued and outstanding shares of Preferred Stock are duly authorized, validly issued, fully paid and nonassessable.



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                      (b)    Common Stock.  A total of 16,000,000 authorized
shares of Common Stock of which 6,239,470 shares will be issued and outstanding. The issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable.

                      (c)    Options, Warrants, Reserved Shares.  Except for:
(i) the conversion privileges of the Preferred Stock and (ii) the 1,500,000 shares of Common Stock reserved for issuance pursuant to Company stock option plans or arrangements approved by the Company's Board of Directors, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 5.5(c) or on Schedule 5.5(c) hereto, no shares of the Company's outstanding capital stock, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person or entity) pursuant to any agreement or commitment of the Company.

               5.6. Compliance with Laws and Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable federal, state and local laws, rules and regulations, except for any failure that would not reasonably be expected to result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or the Strategic Alliance Agreement.

               The execution, delivery and performance by the Company of this Agreement and the Strategic Alliance Agreement and the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Conversion Shares) and the compliance by the Company with the terms of the Restated Certificate:

                      (a) will not require from the Board or stockholders of the Company any consent or approval except such as shall have been obtained prior to the Closing;

                      (b) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except such as shall have been obtained or made prior to the Closing;

                      (c)    will not cause the Company to violate or contravene
(i) any provision of law presently in effect, (ii) any rule or regulation presently in effect of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award presently in effect, or (iv) any provision of the Restated Certificate or Bylaws of the Company; and

                      (d) will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any material indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other material agreement, lease, instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its material properties, assets or rights is bound or affected.

               The Company is not in violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Restated Certificate or Bylaws or of any material indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other material



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agreement, lease, instrument, commitment or arrangement to which the Company is a party or by which any of the Company's material properties, assets or rights is bound or affected.

               The Company is not subject to any restriction of any kind or character which materially and adversely affects in any way its business, properties, assets or prospects or which prohibits the Company from entering into this Agreement or the Strategic Alliance Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the Strategic Alliance Agreement or the Restated Certificate or the consummation of the transactions contemplated hereby or thereby.

               5.7. Securities Laws. The offer and sale of the Purchased Shares are and will be exempt from the registration and prospectus delivery requirements of the 1933 Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration or qualification requirements of all applicable state securities laws.

               5.8. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the regulations thereunder, which filing will be effected in accordance with such section.

               5.9. Financial Statements. The Company has supplied to the
Investor: (a) the Company's unaudited balance sheet (the "Balance Sheet") as of June 30, 1997 (the "Balance Sheet Date") and the unaudited statements of income, changes in financial condition, and stockholders' equity for the six-month period then ended and (b) the Company's audited balance sheet as of December 31, 1997 and the audited statements of income, changes in financial condition and stockholders' equity for the period then ended, together with the related opinion of Ernst & Young LLP, independent certified public accountants. These financial statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the Balance Sheet Date and other dates therein specified and the results of its operations for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods.

               5.10. Litigation. There is no action, suit, proceeding, government inquiry or investigation pending or currently threatened against the Company that questions the validity of this Agreement or the Strategic Alliance Agreement or the right of the Company to enter into each such agreement, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise or have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or the Strategic Alliance Agreement, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

               5.11. Changes. Since the Balance Sheet Date, the Company has not:



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                      (a) discharged or satisfied any material liens other than
those securing current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the usual and ordinary course of business;

                      (b) paid any material obligation or liability other than current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the usual and ordinary course of business;

                      (c) mortgaged, pledged or subjected to lien any of its material assets, tangible or intangible;

                      (d) sold, transferred or leased any of its material assets except in the usual and ordinary course of business;

                      (e) canceled or compromised any material debt or claim, or waived or released any material right;

                      (f) suffered any material physical damage, destruction or loss (whether or not covered by insurance);

                      (g) entered into any material transaction other than in the usual and ordinary course of business except for this Agreement and the Strategic Alliance Agreement;

                      (h) encountered any labor difficulties or labor union organizing activities;

                      (i) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed (other than repurchases of restricted shares of Common Stock upon termination of certain employees), any of its outstanding capital stock;

                      (j) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted; or

                      (k) entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

Since the Balance Sheet Date, there has not occurred any event or events, individually or in the aggregate, that has had or would be expected to result in a material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise, or have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or the Strategic Alliance Agreement.

               5.12. Intellectual Property. The Company owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights that are necessary for the operation of its business as it is presently conducted, free and clear of all liens, except for the failure to have such rights or such liens, which, in either such case, do not have a material adverse effect on the assets, condition, affairs or prospects of the Company, materially or otherwise. To the best of the Company's knowledge, the business conducted or proposed by the Company does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any



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other person or entity and, except as set forth on Schedule 5.12, the Company has not received any communications alleging such infringement or violation. To the best of the Company's knowledge, no other person or entity has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company in its business.

               5.13. Material Agreements of the Company. Except as disclosed on
Schedule 5.13 hereto, the Company is not a party to any written or oral:

                      (a) agreement with any labor union;

                      (b) agreement for the purchase of material fixed assets or for the purchase of materials, supplies or equipment in excess of normal operating requirements;

                      (c) agreement for the employment of any officer, individual employee or other person on a full time basis or any agreement with any person for consulting services;

                      (d) bonus, pension, profit sharing, retirement, stock purchase, stock option, deferred compensation, medical, hospitalization or life insurance or similar plan, contract or understanding with respect to any or all of the employees of the Company or any other person;

                      (e) material indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement, promissory note or other agreement or instrument relating to or evidencing indebtedness for borrowed money or subjecting any material asset or property of the Company to any lien or evidencing any material indebtedness;

                      (f) guaranty of any material indebtedness;

                      (g) lease or agreement under which the Company is lessee of or holds or operates any property, real or personal, owned by any other Person under which payments to such Person exceed $10,000 per annum;

                      (h) lease or agreement under which the Company is lessor or permits any Person to hold or operate any material property, real or personal, owned or controlled by the Company;

                      (i) agreement granting any preemptive right, right of first refusal or similar right to any person;

                      (j) agreement obligating the Company to pay any royalty or similar charge for the use or exploitation of any tangible or intangible property;

                      (k) covenant not to compete or other restriction on the Company's ability to conduct its business or engage in any other activity;

                      (l) material agreement or other commitment or arrangement with any person continuing for a period of more than three months from the Closing Date which involves an expenditure or receipt by the Company in excess of $10,000; or

                      (m) other agreement not made in the ordinary course of business that is material to the Company.



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               The Company has furnished to the Investor true and complete copies of all agreements and other documents requested by the Investor or its authorized representative. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in default in any material respect thereunder. The Company does not have outstanding any power of attorney.

               5.14. Tax Returns and Audits. All required federal, state and local tax returns of the Company have been accurately prepared and duly and timely filed, and all federal, state and local taxes required to be paid with respect to the periods covered by such returns have been paid. The Company is not and has not been delinquent in the payment of any tax, assessment or governmental charge. The Company has never had any tax deficiency proposed or assessed against it, there is no unassessed tax deficiency pending, proposed or threatened against the Company, and the Company has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns nor any state income or franchise tax returns has ever been audited by governmental authorities.

               The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

               5.15. Affiliate Transactions Except for certain Vesting Agreements between the Company and its founders, there are no material agreements, understandings or proposed transactions between the Company and any of its stockholders, officers, directors, affiliates or any affiliate or associates thereof (as such terms are defined in the rules and regulations under the 1933 Act).

               5.16. Registration Rights. Except for registration rights the Company will grant to its lead underwriter with respect to shares of Common Stock underlying warrants to be issued by the Company to its lead underwriter in connection with the IPO and the registration rights granted hereby, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

               5.17. Employment Benefit Plans--ERISA. Except as disclosed on
Schedule 5.17, the Company does not maintain or make contributions to any pension, profit sharing or other employee retirement benefit plan. The Company has no material liability with respect to any such plan (including, without limitation, any unfunded past service or other liability or any accumulated funding deficiency) or any material liability to the Pension Benefit Guaranty Corporation or under Title IV of the Employee Retirement Income Security Act of 1974, as amended, with respect to a multi-employer pension benefit plan, nor would the Company have any such liability if any such plan were terminated or if the Company withdrew, in whole or in part, from any multi-employer plan.

               5.18. Title to Property and Encumbrances. With only such exceptions as are immaterial individually and in the aggregate, the Company has good and marketable title to all its properties and assets, including without limitation the properties and assets reflected in the Balance Sheet and the properties and assets used in the conduct of its business, except for properties disposed of in the ordinary course of business since the Balance Sheet Date and except for properties held under valid and subsisting leases that are in full force and effect and that are not in default.

               5.19. Condition of Properties. With only such exceptions as are immaterial individually and in the aggregate, all facilities, machinery, equipment, fixtures, vehicles and other properties owned,



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leased or used by the Company are in good operating condition and repair and are adequate and sufficient for the Company's business.

               5.20. Insurance Coverage. There is in full force and effect one or more policies of insurance issued by insurers of recognized responsibility, insuring the Company and its properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated.

               5.21. Licenses. With only such exceptions as are immaterial individually and in the aggregate, the Company possesses from the appropriate agency, commission, board and governmental body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights that are necessary for the Company to engage in the business currently conducted and proposed to be conducted by it; and all such certificates, licenses, permits, authorizations and rights have been lawfully and validly issued, are in full force and effect, will not be revoked, canceled, withdrawn, terminated or suspended and have a term of perpetual existence.

               5.22. Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        6. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that the statements in the following paragraphs of this Section 6 are true and correct:

               6.1. Organization, Good Standing and Qualification. The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to perform this Agreement and the Strategic Alliance Agreement and to carry out the transactions contemplated hereby and thereby.

               6.2. Authorization. All corporate action on the part of the Investor, Multimedia, their officers, directors and stockholders, necessary for the authorization, execution and delivery of this Agreement and the Strategic Alliance Agreement and the performance of all obligations of the Investor and Multimedia under this Agreement and the Strategic Alliance Agreement, as appropriate, have been taken or will be taken prior to the Closing, and this Agreement and the Strategic Alliance Agreement have been duly executed and delivered by the Investor and Multimedia, respectively, and each constitutes a valid and legally binding obligation of the Investor, in the case of this Agreement, and Multimedia, in the case of the Strategic Alliance Agreement, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

               6.3. No Conflicts with Other Agreements. The execution, delivery and performance by the Investor and Multimedia of this Agreement and by Multimedia of the Strategic Alliance Agreement and the transactions contemplated hereby and thereby will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease, instrument, commitment or arrangement to which the Investor or Multimedia is a party or by which the Investor or Multimedia or any of their respective properties, assets or rights is bound or affected, except for any such violation, conflict, breach or default that would not reasonably be expected, either individually or



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in the aggregate, to have a material adverse effect on the ability of the
Investor or Multimedia, as the case may be, to perform its obligations under this Agreement or the Strategic Alliance Agreement.

               6.4. Purchase for Own Account. The Purchased Shares to be purchased by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Investor at all times to sell or otherwise dispose of all or any part of such Purchased Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

               6.5. Disclosure of Information. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by the Investor under this Agreement. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which it had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 5.

               6.6. Investment Experience. The Investor understands that the purchase of the Purchased Shares involves substantial risk. The Investor has experience as an investor in securities and acknowledges that it can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment.

               6.7. Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

               6.8. Restricted Securities. The Investor understands that the Purchased Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the 1933 Act ("Rule 144"), as such rule is presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in Section 9 hereof. The Investor understands that no public market now exists for any of the Purchased Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares.

               6.9. Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Purchased Shares unless and until:

                      (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (b) (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company at the expense of the Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such securities under the 1933 Act.

        Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Shares in compliance with Rule 144 or (ii) for any transfer of Purchased Shares by the Investor to an affiliate of such corporation; provided that in the case of clause (ii) hereof the transferee agrees in writing to be subject to the terms of this Section 6 to the same extent as if the transferee were an original party hereunder.

               6.10. Legends.(a) It is understood that the certificates evidencing the Purchased Shares will bear the legend set forth below:

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                      (b) It also is understood that the Purchased Shares also will bear any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code or any other state securities laws.

                      (c) The legend set forth in (a) above shall be removed by the Company from any certificate evidencing Purchased Shares (i) at such time that a registration statement under the 1933 Act is in effect or (ii) at such time as the holder of the Purchased Shares represented by the certificate satisfied Rule 144(k) under the 1933 Act, provided that the Company has received from the holder a written representation that (x) such holder is not an affiliate of the Company and has not been an affiliate during the preceding three months, (y) such holder has beneficially owned the shares represented by the certificate for a period of at least two years and (z) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

        7. CONDITIONS TO THE INVESTORS' OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

               7.1. Representations and Warranties True. The representations and warranties of the Company contained in Section 5 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

               7.2. Certificates and Documents. The Company shall have delivered to counsel to the Investor:

                      (a) The Restated Certificate of Incorporation of the Company, as amended and in effect prior to the Closing Date and which shall incorporate the Certificate of Designation relating to the Series G Preferred, certified by the Secretary of State of Delaware;

                      (b) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of Delaware;

                      (c) Bylaws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

                      (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby and reserving the Conversion Shares, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

               7.3. Strategic Alliance Agreement. The Company shall have duly executed and delivered the Strategic Alliance Agreement.

               7.4. Shares Tendered. The Company shall have delivered to the Investor certificates representing the Purchased Shares, registered in the name of the Investor.

               7.5. Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirement of the California Corporate Securities Law of 1968 (the "Law") and the registration and/or qualification requirements of all other applicable state securities laws.

        8. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by the Investor:

               8.1. Representations and Warranties. The representations and warranties of the Investor contained in Section 6 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               8.2. Strategic Alliance Agreement. Multimedia shall have duly executed and delivered the Strategic Alliance Agreement.

               8.3. Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

        9.     REGISTRATION RIGHTS.

               9.1. Definitions. For purposes of this Section 9:

                      (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

                      (b) Registrable Securities. The term "Registrable Securities" means: (1) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series G Preferred issued under this Agreement and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Series G Preferred or all such shares of Common Stock described in clause (1) of this subsection (b), as such shares may be adjusted for any stock dividends, splits, reverse splits, combinations and recapitalizations occurring after the closing; excluding in all cases, however, any Registrable Securities sold to the public or sold pursuant to Rule 144.

                      (c) Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

                      (d) Holder. For purposes of this Section 9, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public pursuant to Rule 144 or any assignee of record of such Registrable Securities.

                      (e) Form S-3. The term "Form S-3" means such form under the 1933 Act as is in effect on the date hereof or any successor registration form under the 1933 Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                      (f) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

               9.2. Piggyback Registrations. Following the completion of the Company's IPO, the Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any subsequent registration statement under the 1933 Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                      (a) Underwriting. If a registration statement under which the Company gives notice under this Section 9.2 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 9.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement and each other stockholder exercising piggyback registration rights on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                      (b) Expenses. The Company shall bear and pay all expenses incurred in connection with any registration or qualification of Registrable Securities pursuant to this Section 9.2 for each Holder, including all registration and qualification fees, printers and accounting fees relating thereto, and reasonable legal fees of one counsel to the holders, but excluding underwriting discounts and commissions relating to the Registrable Securities.

               9.3. Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration under the 1933 Act on Form S-3 and under the securities or "blue sky" laws of any jurisdiction by the Holder with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will, on one occasion only:

                      (a) Notice. Promptly give written notice of the proposed registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                      (b) Registration. As soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 9.3:

                                (1) if Form S-3 is not available for such
offering by the Holders;

                                (2) if the Holders, together with the holders of
any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,000,000;

                                (3) if the Company shall furnish to the Holders
a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 9.3 (and in the event of such deferral, the requesting Holder may withdraw its request for registration and not be deemed to have made a request under this Section 9.3); or

                                (4) in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                      (c) Expenses. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 9.3 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall bear and pay all expenses incurred in connection with registrations requested pursuant to this Section 9.3 by each Holder, including all filing, registration and qualification, printers' and accounting fees and fees of counsel for the Company, but excluding legal fees of counsel to the Holder, underwriting discounts and commissions related to the Registrable Securities.

               9.4. Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                      (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

                      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                      (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                      (d) If the Company has delivered preliminary or final prospectuses to the Holders and after having done so the prospectus is amended to comply with the requirements of the 1933 Act, the Company shall promptly notify the Holders and, if requested, the Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Holders with revised prospectuses and, following receipt of the revised prospectuses, the Holders shall be free to resume making offers of the Registrable Shares.

                      (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to consummate the disposition in such jurisdictions of such securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, upon the occurrence of any such event, prepare a supplement or post-effective amendment to the Form S-3 Registration or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the facts therein not misleading.

                      (h) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the issuance by the SEC of (i) any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose and (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of any of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and the Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such a registration statement or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible time.

                      (i) Cause all Registrable Securities covered by such registration statement to be listed on each securities exchange, if any, on which securities of such class are then listed.

                      (j) Use its reasonable efforts to take any other steps necessary to effect the registration contemplated by Sections 9.2 and 9.3.

               9.5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 9 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

               9.6. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 9.

               9.7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 9:

                      (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                             (i) any untrue statement or alleged untrue
               statement of a material fact contained in any registration statement under which Registrable Securities are registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                             (ii) the omission or alleged omission to state
               therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                             (iii) any violation or alleged violation by the
               Company of the 1933 Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 9.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                      (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 9.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 9.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                      (c) Notice. Promptly after receipt by an indemnified party under this Section 9.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.7.

                      (d) Contribution. In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 9.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9.7 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 9.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                      (e) Survival. The obligations of the Company and Holders under this Section 9.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

               9.8. "Market Stand-Off" Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees, partners or affiliates of the Holder who agree to be similarly bound) for up to two hundred seventy (270) days following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that:

                      (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

                      (b) all executive officers, directors and stockholders then holding Common Stock of the Company enter into similar agreements.

               In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

               9.9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                      (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

                      (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

                      (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting



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

requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the 1933 Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

               9.10. Termination of the Company's Obligations. The Company shall have no obligations pursuant to this Section 9 with respect to: (i) any request or requests for registration made by any Holder on a date more than five (5) years after the closing date of the Initial Public Offering; (ii) any request or requests for registration made by any Holder after an acquisition of the Company by a publicly traded, reporting company, pursuant to which such Holder receives registered securities listed for trading; or (iii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to this Section 9 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the 1933 Act pursuant to Rule 144.

        10.    MISCELLANEOUS.

               10.1. Survival of Warranties. The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company, as the case may be.

               10.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

               10.3. Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California, without reference to principles of conflict of laws or choice of law.

               10.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               10.5. Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

               10.6. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party at the address specified on the signature page, or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties.

               10.7. No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the



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

nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

               10.8. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Investor.

               10.9. Expenses. The Company and the Investor shall pay their own fees and expenses incurred in entering into this Agreement.

               10.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

               10.11. Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

               10.12. Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

               10.13. Financial Statements and Other Information. The Company shall deliver to the Investor for so long as the Investor is a holder of the Purchased Shares or the Conversion Shares:

                      (a) as soon as available, but no later than 90 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company as of the end of such year and the related statements of operations and cash flows for such fiscal year, accompanied by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such consolidated financial statements present fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

                      (b) As soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis (subject to normal year-end adjustments and the absence of required footnotes).

                      (c) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of Common Stock.

                      (d) For so long as the Investor is eligible to receive reports under this Section 10.13, the Investor shall also have the right, at its expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, to examine its books of account and records, and to discuss their affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested, provided, however, that the Company shall not be obligated to provide any information (i) that it reasonably considers to be a trade secret or to contain confidential information or (ii) the disclosure of which would constitute a violation of applicable federal or state insider trading laws.

               10.14. Standstill. The Investor agrees that, except for the shares of Series G Preferred and Common Stock to be issued to the Investor hereunder and any shares of Common Stock that may be issued to the Investor in the Directed Offering, neither the Investor nor its affiliates will, for a period of 12 months after the date of this Agreement, unless specifically invited in writing by the Board of Directors of the Company, directly or indirectly, effect or seek, offer or propose to acquire securities (or beneficial ownership thereof) of the Company.

               10.15. Prohibition Against Encoding and Delivering Pornography. The Company agrees that it will not encode, distribute and/or deliver Adult Video Content (as defined in the Strategic Alliance Agreement) over the Internet at any time, after the expiration of the grace period set forth in Section 2.9.1 of the Strategic Alliance Agreement, that (i) the Investor may not immediately sell all of the Purchased Shares or Conversion Shares held by it (whether pursuant to an effective registration statement or Rule 144) or (ii) Multimedia is precluded from immediately selling all of the Common Stock purchased by it in the Directed Offering. If at any time the Company breaches the covenant contained in this Section 10.15 or Section 2.9.1 of the Strategic Alliance Agreement, the Investor and Multimedia shall have the option of exercising the remedies set forth in Section 2.9.2 of the Strategic Alliance Agreement.

               10.16. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issue or delivery upon conversion of the Purchase Shares as provided in the Restated Certificate, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion or exchange.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


THE COMPANY:                           THE INVESTOR:

InterVU Inc.,                          National Broadcasting, Inc.,
a Delaware corporation                 a Delaware corporation


By:  /s/ Harry E. Gruber               By:  /s/ Thomas A. Rogers
   -------------------------------        --------------------------------------
Name:  Harry E. Gruber                 Name:  Thomas Rogers
     -----------------------------          ------------------------------------
Title:  Chief Executive Officer        Title:  Executive Vice President
      ----------------------------           -----------------------------------


                                       MULTIMEDIA:

                                       NBC Multimedia, Inc.,
                                       a Delaware corporation


                                       By: /s/ Chris Glowacki
                                          --------------------------------------
                                       Name:  Chris Glowacki
                                           -------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


Address for Notice for the Company:    Address for Notice for the Investor and
                                       Multimedia:


201 Lomas Santa Fe Drive               30 Rockefeller Plaza
Solana Beach, CA  92075                New York, NY 10112
Attn: Harry E. Gruber                  Attn: Legal Department
                                       Fax: (212) 977-7165

                                       with a copy to:
                                       30 Rockefeller Plaza
                                       New York, NY 10112
                                       Attn: Chris Glowecki
                                       Fax: (212) 664-5561




             [SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT]


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